Susan E. Alderton
                                                       Chief Financial Officer
                                                       (281) 423-3332


                                                                 EXHIBIT 99.1







FOR IMMEDIATE RELEASE


              NL INDUSTRIES, INC. ANNOUNCES FOURTH QUARTER DIVIDEND


HOUSTON, TEXAS - October 28, 1999 - NL Industries, Inc. (NYSE:NL) announced that its Board of Directors has declared a regular quarterly dividend of three and one-half cents per share on its common stock, payable December 30, 1999 to shareholders of record December 16, 1999.

NL Industries, Inc. is a major international producer of titanium dioxide pigments.